SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2003

FIDELITY NATIONAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9396	86-0498599

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Riverside Avenue, Jacksonville, Florida		32204

(Address of Principal Executive Offices)		(Zip Code)

(904) 854-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed, since last report)

Item 7. Financial Statements and Exhibits

(c)  Exhibits

Exhibit 99.1 — - Press Release of Fidelity National Financial, Inc., dated October 22, 2003.

Item 12. Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On October 22, 2003, Fidelity National Financial, Inc. issued an earnings release announcing its financial results for the third quarter ended September 30, 2003. A copy of the earnings release is attached as Exhibit 99.1.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL FINANCIAL, INC.

Dated: October 22, 2003	By:	/s/ Alan L. Stinson

Alan L. Stinson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Fidelity National Financial, Inc., dated October 22, 2003